UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 7, 2026

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 N. Vel R. Phillips Avenue, Milwaukee, Wisconsin 53203
(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The Nasdaq Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The Nasdaq Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2030	FISV30A	The Nasdaq Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The Nasdaq Stock Market LLC
4.500% Senior Notes due 2031	FISV31A	The Nasdaq Stock Market LLC
2.875% Senior Notes due 2028	FISV28C	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2032	FISV32	The Nasdaq Stock Market LLC
4.250% Senior Notes due 2034	FISV34	The Nasdaq Stock Market LLC
4.000% Senior Notes due 2036	FISV36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2026, Dhivya Suryadevara, President of Fiserv, Inc. (the “Company”), resigned for “good reason” under her offer letter, dated August 28, 2025, filed as Exhibit 10.25 to the Company’s Annual Report on Form 10-K for the year ended December, 31, 2025, and the Fiserv, Inc. Executive Severance and Change of Control Policy, as described in Fiserv’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2026 under the caption “Estimated Potential Payments Upon Termination or Change in Control.” Ms. Suryadevara’s resignation as President is effective as of July 7, 2026, and she will remain a non-executive officer employee eligible for her current base salary and benefit plan participation through July 31, 2026, to enable an orderly transition of her duties.

Item 7.01. Regulation FD Disclosure.

On July 7, 2026, Andrew Gelb, Executive Vice President and Chief Operating Officer, Financial Solutions, and Srini Krish, Head of Technology and Operations, Financial Solutions, were appointed as interim leaders of the Company’s Financial Solutions business, effective immediately. Mr. Gelb joined Fiserv in 2014 as an Executive Vice President and has since held a series of senior leadership roles, including longtime head of the Company’s issuer solutions business, as well as broader leadership positions across Financial Solutions. Mr. Krish joined Fiserv in 2014. As Head of Technology and Operations for the Company’s Financial Solutions business, he is responsible for oversight of technology, operations, and implementations for core banking, digital solutions, card services, and payments. Mr. Krish previously served as the Company’s global Chief Information Officer where he led the Company’s enterprise-wide technology strategy, engineering, and innovation agenda.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: July 7, 2026	By:	/s/ Paul M. Todd
Paul M. Todd Chief Financial Officer